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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 6, 2002 Date of Report (Date of earliest event reported)
HAGGAR CORP. (Exact name of registrant as specified in the charter)
NEVADA (State or other jurisdiction of incorporation or organization)	0-20850 (Commission file number)	75-2187001 (I.R.S. Employer Identification Number)
6113 Lemmon Avenue Dallas, Texas 75209 (Address of principal executive offices including zip code)
(214) 352-8481 (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        The sole purpose of this Form 8-K/A is to correct the erroneous transposition of column headings in Exhibit 99 attached to the Form 8-K previously filed on November 5, 2002, which errors occurred during the conversion of the document to electronic filing format.

  (c)
  Exhibits.

      99    —    Press Release dated November 5, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 6, 2002	HAGGAR CORP. (Registrant)
	By:	/s/ DAVID M. TEHLE David M. Tehle (Executive Vice President, Chief Financial Officer)

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES